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                             AIM EQUITY FUNDS, INC.

                             ARTICLES SUPPLEMENTARY


         AIM EQUITY FUNDS, INC., a Maryland corporation registered as an open-end investment company under the Investment Company Act of 1940 having its principal office in the State of Maryland in Baltimore City (the
"Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

         FIRST:   The Board of Directors of the Corporation, by resolutions
duly adopted at a meeting duly called and held on December 8, 1999, has:

         (a) increased the aggregate number of shares of stock that the Corporation has authority to issue from Thirty-One Billion Two Hundred Fifty Million (31,250,000,000) to Forty Billion Two Hundred Million (40,200,000,000) shares;

         (b) classified and designated such newly authorized shares (collectively, the "Shares") as follows:

                           Four Hundred Fifty Million (450,000,000) shares as shares of AIM Charter Fund - Class A Shares,
                           One Hundred Fifty Million (150,000,000) shares as shares of AIM Charter Fund - Class B Shares,
                           One Hundred Fifty Million (150,000,000) shares as shares of AIM Charter Fund - Class C Shares,
                           Forty Million (40,000,000) shares as shares of AIM Charter Fund - Institutional Class Shares,
                           Four Hundred Fifty Million (450,000,000) shares as shares of AIM Weingarten Fund - Class A Shares, One Hundred Fifty Million (150,000,000) shares as shares of AIM Weingarten Fund - Class B Shares, One Hundred Fifty Million (150,000,000) shares as shares of AIM Weingarten Fund - Class C Shares, Forty Million (40,000,000) shares as shares of AIM Weingarten Fund - Institutional Class Shares,
                           Six Hundred Eighty Million (680,000,000) shares as shares of AIM Constellation Fund - Class A Shares, Two Hundred Million (200,000,000) shares as shares of AIM Constellation Fund - Class B Shares,
                           One Hundred Fifty Million (150,000,000) shares as shares of AIM Constellation Fund - Class C Shares,


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                           Forty Million (40,000,000) shares as shares of AIM
                           Constellation Fund - Institutional Class Shares,
                           One Hundred Fifty Million (150,000,000) shares as shares of AIM Aggressive Growth Fund - Class A Shares,
                           One Hundred Fifty Million (150,000,000) shares as shares of AIM Aggressive Growth Fund - Class B Shares,
                           One Hundred Fifty Million (150,000,000) shares as shares of AIM Aggressive Growth Fund - Class C Shares,
                           One Hundred Fifty Million (150,000,000) shares as shares of AIM Blue Chip Fund - Class A Shares,
                           One Hundred Fifty Million (150,000,000) shares as shares of AIM Blue Chip Fund - Class B Shares,
                           One Hundred Fifty Million (150,000,000) shares as shares of AIM Blue Chip Fund - Class C Shares,
                           One Hundred Fifty Million (150,000,000) shares as shares of AIM Capital Development Fund - Class A Shares,
                           One Hundred Fifty Million (150,000,000) shares as shares of AIM Capital Development Fund - Class B Shares,
                           One Hundred Fifty Million (150,000,000) shares as shares of AIM Capital Development Fund - Class C Shares,
                           One Hundred Fifty Million (150,000,000) shares as shares of AIM Large Cap Growth Fund - Class A Shares, One Hundred Fifty Million (150,000,000) shares as shares of AIM Large Cap Growth Fund - Class B Shares, One Hundred Fifty Million (150,000,000) shares as shares of AIM Large Cap Growth Fund - Class C Shares, One Hundred Fifty Million (150,000,000) shares as shares of AIM Large Cap Basic Value Fund - Class A Shares,
                           One Hundred Fifty Million (150,000,000) shares as shares of AIM Large Cap Basic Value Fund - Class B Shares,
                           One Hundred Fifty Million (150,000,000) shares as shares of AIM Large Cap Basic Value Fund - Class C Shares,
                           One Hundred Fifty Million (150,000,000) shares as shares of AIM Dent Demographic Trends Fund - Class A Shares,
                           One Hundred Fifty Million (150,000,000) shares as shares of AIM Dent Demographic Trends Fund - Class B Shares,
                           One Hundred Fifty Million (150,000,000) shares as shares of AIM Dent Demographic Trends Fund - Class C Shares,
                           One Hundred Fifty Million (150,000,000) shares as shares of AIM Mid Cap Growth Fund - Class A Shares, One Hundred Fifty Million (150,000,000) shares as shares of AIM Mid Cap Growth Fund - Class B Shares, One Hundred Fifty Million (150,000,000) shares as shares of AIM Mid Cap Growth Fund - Class C Shares,


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                           One Hundred Fifty Million (150,000,000) shares as
                           shares of AIM Emerging Growth Fund - Class A Shares, One Hundred Fifty Million (150,000,000) shares as shares of AIM Emerging Growth Fund - Class B Shares, One Hundred Fifty Million (150,000,000) shares as shares of AIM Emerging Growth Fund - Class C Shares, and
                           Two Billion Seven Hundred Million (2,700,000,000) shares as unclassified; and

         (c) ratified and confirmed the issuance of shares of Common Stock of the Corporation, of each class of whatever portfolio, as reflected in the records of the Corporation, and further declared and confirmed that each such share, of whatever class of whatever portfolio, is duly authorized, validly issued, fully paid and nonassessable.

         SECOND: The Shares, except for AIM Emerging Growth Fund - Class B Shares, AIM Charter Fund - Class B Shares, AIM Weingarten Fund - Class B Shares, AIM Constellation Fund - Class B Shares, AIM Blue Chip Fund - Class B Shares, AIM Capital Development Fund - Class B Shares, AIM Large Cap Growth Fund - Class B Shares, shares of AIM Aggressive Growth Fund - Class B Shares, AIM Large Cap Basic Value Fund - Class B Shares, AIM Dent Demographic Trends Fund - Class B Shares, and AIM Mid Cap Growth Fund - Class B Shares (collectively, the "Class B Shares"), shall have the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of shares of stock as set forth in ARTICLE FIFTH, paragraph (b) of the Charter of the Corporation (the "Charter") and in any other provisions of the Charter relating to the stock of the Corporation generally. The Class B Shares shall have the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of shares of stock as set forth in ARTICLE FIFTH, paragraph (b) of the Charter, in any other provision of the Charter relating to the stock of the Corporation generally, and in paragraphs (a), (b) and (c) of ARTICLE SIXTH of the Corporation's Articles Supplementary as filed with the Maryland State Department of Assessments and Taxation on June 5, 1995.

         THIRD: Immediately prior to the filing of these Articles
Supplementary, the Corporation had authority to issue Thirty-One Billion Two Hundred Fifty Million (31,250,000,000) shares, $.001 par value per share, having an aggregate par value of $31,250,000, of which:

         (a) Seven Hundred Fifty Million (750,000,000) shares have been classified as AIM Charter Fund - Class A Shares,
                           Seven Hundred Fifty Million (750,000,000) shares have been classified as AIM Weingarten Fund - Class A Shares,
                           One Billion (1,000,000,000) shares have been classified as AIM Constellation Fund - Class A Shares,
                           Seven Hundred Fifty Million (750,000,000) shares have been classified as AIM Aggressive Growth Fund - Class A Shares,


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                           Seven Hundred Fifty Million (750,000,000) shares
                           have been classified as AIM Blue Chip Fund - Class A Shares,
                           Seven Hundred Fifty Million (750,000,000) shares have been classified as AIM Capital Development Fund
                           - Class A Shares,
                           Seven Hundred Fifty Million (750,000,000) shares have been classified as AIM Large Cap Growth Fund - Class A Shares,
                           Seven Hundred Fifty Million (750,000,000) shares have been classified as AIM Large Cap Basic Value Fund - Class A Shares,
                           Seven Hundred Fifty Million (750,000,000) shares have been classified as AIM Dent Demographic Trends Fund - Class A Shares, and
                           Seven Hundred Fifty Million (750,000,000) shares have been classified as AIM Mid Cap Growth Fund - Class A Shares;
                           Seven Hundred Fifty Million (750,000,000) shares have been classified as AIM Emerging Growth Fund - Class A Shares;

         (b) Seven Hundred Fifty Million (750,000,000) shares have been classified as AIM Charter Fund - Class B Shares, Seven Hundred Fifty Million (750,000,000) shares have been classified as AIM Weingarten Fund - Class B Shares,
                           One Billion (1,000,000,000) shares have been classified as AIM Constellation Fund - Class B Shares,
                           Seven Hundred Fifty Million (750,000,000) shares have been classified as AIM Blue Chip Fund - Class B Shares,
                           Seven Hundred Fifty Million (750,000,000) shares have been classified as AIM Capital Development Fund
                           - Class B Shares,
                           Seven Hundred Fifty Million (750,000,000) shares have been classified as AIM Large Cap Growth Fund - Class B Shares,
                           Seven Hundred Fifty Million (750,000,000) shares have been classified as shares of AIM Aggressive Growth Fund - Class B Shares,
                           Seven Hundred Fifty Million (750,000,000) shares have been classified as AIM Large Cap Basic Value Fund - Class B Shares,
                           Seven Hundred Fifty Million (750,000,000) shares have been classified as AIM Dent Demographic Trends Fund - Class B Shares, and
                           Seven Hundred Fifty Million (750,000,000) shares have been classified as AIM Mid Cap Growth Fund - Class B Shares;
                           Seven Hundred Fifty Million (750,000,000) shares have been classified as AIM Emerging Growth Fund - Class B Shares;

         (c) Seven Hundred Fifty Million (750,000,000) shares have been classified as AIM Charter Fund - Class C Shares,
                           Seven Hundred Fifty Million (750,000,000) shares have been classified as AIM Weingarten Fund - Class
                           C Shares,
                           Seven Hundred Fifty Million (750,000,000) shares have been classified as AIM Constellation Fund - Class C Shares,


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                           Seven Hundred Fifty Million (750,000,000) shares
                           have been classified as AIM Blue Chip Fund - Class C Shares,
                           Seven Hundred Fifty Million (750,000,000) shares have been classified as AIM Capital Development Fund
                           - Class C Shares,
                           Seven Hundred Fifty Million (750,000,000) shares have been classified as AIM Large Cap Growth Fund - Class C Shares,
                           Seven Hundred Fifty Million (750,000,000) shares have been classified as shares of AIM Aggressive Growth Fund - Class C Shares,
                           Seven Hundred Fifty Million (750,000,000) shares have been classified as AIM Large Cap Basic Value Fund - Class C Shares,
                           Seven Hundred Fifty Million (750,000,000) shares have been classified as AIM Dent Demographic Trends Fund - Class C Shares, and
                           Seven Hundred Fifty Million (750,000,000) shares have been classified as AIM Mid Cap Growth Fund - Class C Shares;
                           Seven Hundred Fifty Million (750,000,000) shares have been classified as AIM Emerging Growth Fund - Class A Shares;

         (d) Two Hundred Million (200,000,000) shares have been classified as AIM Charter Fund - Institutional Class Shares,
                           Two Hundred Million (200,000,000) shares have been classified as AIM Weingarten Fund - Institutional Class Shares, and
                           Two Hundred Million (200,000,000) shares have been classified as AIM Constellation Fund - Institutional Class Shares; and

         (e) Five Billion Four Hundred Million (5,400,000,000) shares were unclassified.

         FOURTH: As of the filing of these Articles Supplementary, the Corporation shall have authority to issue Forty Billion Two Hundred Million (40,200,000,000) shares, $.001 par value per share, having an aggregate par value of $40,200,000, of which:

         (a) One Billion Two Hundred Million (1,200,000,000) shares are classified as AIM Charter Fund - Class A Shares,
                           One Billion Two Hundred Million (1,200,000,000) shares are classified as AIM Weingarten Fund - Class A Shares,
                           One Billion Six Hundred Eighty Million
                           (1,680,000,000) shares are classified as AIM
                           Constellation Fund - Class A Shares,
                           Nine Hundred Million (900,000,000) shares are classified as AIM Aggressive Growth Fund - Class A Shares,
                           Nine Hundred Million (900,000,000) shares are classified as AIM Blue Chip Fund - Class A Shares, Nine Hundred Million (900,000,000) shares are classified as AIM Capital Development Fund - Class A Shares,
                           Nine Hundred Million (900,000,000) shares are classified as AIM Large Cap Growth Fund - Class A Shares,


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                           Nine Hundred Million (900,000,000) shares are
                           classified as AIM Large Cap Basic Value Fund - Class A Shares,
                           Nine Hundred Million (900,000,000) shares are classified as AIM Dent Demographic Trends Fund - Class A Shares,
                           Nine Hundred Million (900,000,000) shares are classified as AIM Mid Cap Growth Fund - Class A Shares, and
                           Nine Hundred Million (900,000,000) shares are classified as AIM Emerging Growth Fund - Class A Shares;

         (b) Nine Hundred Million (900,000,000) shares are classified as AIM Charter Fund - Class B Shares, Nine Hundred Million (900,000,000) shares are classified as AIM Weingarten Fund - Class B Shares, One Billion Two Hundred Million (1,200,000,000) shares are classified as AIM Constellation Fund - Class B Shares,
                           Nine Hundred Million (900,000,000) shares are classified as AIM Blue Chip Fund - Class B Shares, Nine Hundred Million (900,000,000) shares are classified as AIM Capital Development Fund - Class B Shares,
                           Nine Hundred Million (900,000,000) shares are classified as AIM Large Cap Growth Fund - Class B Shares,
                           Nine Hundred Million (900,000,000) shares are classified as shares of AIM Aggressive Growth Fund - Class B Shares,
                           Nine Hundred Million (900,000,000) shares are classified as AIM Large Cap Basic Value Fund - Class B Shares,
                           Nine Hundred Million (900,000,000) shares are classified as AIM Dent Demographic Trends Fund - Class B Shares,
                           Nine Hundred Million (900,000,000) shares are classified as AIM Mid Cap Growth Fund - Class B Shares, and
                           Nine Hundred Million (900,000,000) shares are classified as AIM Emerging Growth Fund - Class B Shares;

         (c) Nine Hundred Million (900,000,000) shares are classified as AIM Charter Fund - Class C Shares, Nine Hundred Million (900,000,000) shares are classified as AIM Weingarten Fund - Class C Shares, Nine Hundred Million (900,000,000) shares are classified as AIM Constellation Fund - Class C Shares,
                           Nine Hundred Million (900,000,000) shares are classified as AIM Blue Chip Fund - Class C Shares, Nine Hundred Million (900,000,000) shares are classified as AIM Capital Development Fund - Class C Shares,
                           Nine Hundred Million (900,000,000) shares are classified as AIM Large Cap Growth Fund - Class C Shares,

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                           Nine Hundred Million (900,000,000) shares are
                           classified as shares of AIM Aggressive Growth Fund - Class C Shares,
                           Nine Hundred Million (900,000,000) shares are classified as AIM Large Cap Basic Value Fund - Class C Shares,
                           Nine Hundred Million (900,000,000) shares are classified as AIM Dent Demographic Trends Fund - Class C Shares,
                           Nine Hundred Million (900,000,000) shares are classified as AIM Mid Cap Growth Fund - Class C Shares, and
                           Nine Hundred Million (900,000,000) shares are classified as AIM Emerging Growth Fund - Class C Shares;

         (d) Two Hundred Forty Million (240,000,000) shares are classified as AIM Charter Fund - Institutional Class Shares,
                           Two Hundred Forty Million (240,000,000) shares are classified as AIM Weingarten Fund - Institutional Class Shares, and
                           Two Hundred Forty Million (240,000,000) shares are classified as AIM Constellation Fund - Institutional Class Shares; and

         (e) Eight Billion One Hundred Million (8,100,000,000) shares are unclassified.

         FIFTH: The Corporation is registered as an open-end company under the Investment Company Act of 1940.

         SIXTH: The total number of shares of capital stock that the Corporation had authority to issue immediately prior to the filing of these Articles Supplementary was increased and such additional shares were classified by the Board of Directors of the Corporation in accordance with Section 2-105(c) of the Maryland General Corporation Law.

         SEVENTH: The Shares were classified by the Board of Directors of the Corporation under authority granted to it in ARTICLE FIFTH, paragraph (a) of the Charter.

         The undersigned Vice President acknowledges these Articles Supplementary to be the corporate act of the Corporation and states that to the best of his or her knowledge, information and belief, the matters and facts set forth in these Articles with respect to authorization and approval are true in all material respects and that this statement is made under the penalties for perjury.


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         IN WITNESS WHEREOF,  AIM EQUITY FUNDS, INC. has caused these Articles
Supplementary to be executed in its name and on its behalf by its Vice President and witnessed by its Assistant Secretary on December 25, 1999.

                                              AIM EQUITY FUNDS, INC.
Witness:


/s/ Kathleen J. Pflueger                      By: /s/ Melville B. Cox
---------------------------                       -------------------
Assistant Secretary                               Vice President


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